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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 4, 2001

                           First Coastal Corporation
                           -------------------------
            (Exact name of registrant as specified in its charter)

       Delaware                   0-14087                    06-1177661
       --------                   -------                    ----------
   (State or other         (Commission File No.)           (IRS Employer
   jurisdiction of                                       Identification No.
   incorporation)                                          incorporation)

      1200 Congress street, Portland, Maine                 04102-2129
      -------------------------------------                 ----------
     (Address of principal executive offices)               (Zip Code)

      Registrant's telephone number, including area code: (207) 774-5000


                                Not applicable
                                --------------
         (Former name or former address, if changed since last report)
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ITEM 5.  Other Events.
         ------------

       First Coastal Corporation (the "Company") announced that in light of its proposed merger with Norway Bancorp, Inc., the Company's annual meeting of stockholders will be postponed. The Company will, however, hold a special meeting of stockholders to consider the merger with Norway. The date and time for that meeting will be announced as soon as appropriate regulatory filings and arrangements have been made. If the merger with Norway is not approved, the annual meeting of stockholders will be rescheduled.


ITEM 7.  Financial Statements and Exhibits.
         ---------------------------------

(a)       Not applicable.

(b)       Not applicable.

(c)       Exhibits

          99(a).  Press Release of the Company and the Bank dated April 4, 2001.

                                       2
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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FIRST COASTAL CORPORATION



Date: April 5, 2001                 By:  /s/ Gregory T. Caswell
                                         -------------------------------------
                                         Gregory T. Caswell
                                         President and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX


EXHIBIT NO.  IDENTITY OF EXHIBIT
-----------  -------------------

99(a).       Press Release of the Company and the Bank dated April 4, 2001.

                                       4